UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 14, 2007
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
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     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 14, 2007, the Registrant entered into an agreement (the "December 14 Agreement") with Reclamation Surety Holding Company, Inc. ("RSH") to acquire by merger (the "Merger") all of the business and assets of RSH, including the stock of RSH's subsidiaries, Cumberland Surety, Inc. ("Cumberland") and NewBridge Services, Inc. ("NewBridge"), for a purchase price of $3,400,000, less certain indebtedness of RSH (the "Merger Consideration"). The Merger Consideration is payable in stock of the Registrant or, at the election of certain non-employee shareholders, cash. Currently, NewBridge performs certain surety underwriting services for a subsidiary of Registrant, First Surety Corporation.

Among other conditions, closing is subject to, and will take place following, the closing by the Registrant of an equity financing. Either party may terminate the December 14 Agreement if closing does not take place on or prior to June 30, 2008.

The parties contemplate entering into a definitive agreement with respect to the Merger that will supersede their December 14 Agreement. Upon the execution of the definitive agreement, the Registrant has agreed to make a nonrefundable deposit of $50,000 for the benefit of the RSH shareholders, which amount will be applied toward the Merger Consideration at closing.

A copy of the December 14 Agreement is included in this Current Report on Form 8-K as Exhibit 10.1. The foregoing summary of the December 14 Agreement is qualified in all respects by the copy of the December 14 Agreement attached hereto, which is incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

      (a)   Financial Statements of Business Acquired

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Exhibits

            10.1     December 14, 2007 Agreement


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Jacobs Financial Group, Inc.



                                /s/John M. Jacobs
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Date: December 18, 2007         John M. Jacobs
                                President























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